SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    Form 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  May 24, 2002
                        (Date of earliest event reported)



                             BLACK HILLS POWER, INC.
                  (Exact name of Registrant as specified in its charter)

           South Dakota                 1-7978                46-0111677
      (State of Incorporation)    (Commission File No.)      (IRS Employer
                                                          Identification Number)




                                625 Ninth Street
                                 P. O. Box 1400
                         Rapid City, South Dakota 57709
                    (Address of principal executive offices)



                                 (605) 721-1700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address if changed since last report)

Item 4.           Change in Registrant's Certifying Accountant.

                  On May 24, 2002, upon its review of the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of Black Hills Power, Inc. (the "Company") approved the dismissal of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors effective May 24, 2002.

                  In connection with the audits for the Company's two most recent fiscal years ended December 31, 2001, and in the subsequent interim period through May 24, 2002, there have been no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its report on the financial statements of the Company for such time periods. Also, during those time periods, there have been no "reportable events," as such term is used in Item 304(a)(1)(v) of Regulation S-K.

                  Arthur Andersen's reports on the financial statements of the Company for the last two fiscal years neither contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                  The Company has provided Arthur Andersen a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). Arthur Andersen has provided us with a letter, addressed to the Commission, which is filed as
                  Exhibit 16 hereto.

                  At the same meeting, upon its review of the recommendation of the Audit Committee of the Board of Directors, the Board of Directors of the Company approved the engagement of Deloitte & Touche LLP ("Deloitte & Touche") as the Company's independent auditors for its 2002 fiscal year, subject to their normal client acceptance procedures.

                  During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period, the Company did not consult with Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.           Financial Statements and Exhibits.

                  (c)      Exhibits:

                           16 Letter from Arthur Andersen LLP to the Securities
                              and Exchange Commission, dated May 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BLACK HILLS POWER, INC.



                                                By: /s/ Mark T. Thies
                                                    Mark T. Thies
                                                    Sr. Vice President
                                                     and Chief Financial Officer

Date:   May 31, 2002

                                  Exhibit Index

Exhibit
Number            Description

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission, dated May 31, 2002.